UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 25, 2017
Santander Holdings USA, Inc.
(Exact name of registrant as specified in its charter)

Virginia	1-16581	23-2453088
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

75 State Street, Boston, Massachusetts		02109
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (617) 346-7200

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.
On August 28, 2017, Santander Consumer USA Holdings, Inc. (“SC Holdings”), a majority-owned subsidiary of Santander Holdings USA, Inc. (the “Company”), and Santander Consumer USA Inc., a wholly-owned subsidiary of SC Holdings (individually and collectively with SC Holdings, “SC”), announced that the Boards of Directors of SC (individually and collectively, the “Board”) have appointed Scott Powell, the Company’s President, Chief Executive Officer and a director and also currently a member of the Board, as President and Chief Executive Officer of SC, effective August 27, 2017. Mr. Powell was also appointed to the Executive Committee of the SC Board effective August 27, 2017. He has been a director of SC since September 2016.
On August 28, 2017, SC also announced that, on August 25, 2017, Jason A. Kulas submitted his resignation as a member of the Board and, on August 27, 2017, he submitted his resignation as President and Chief Executive Officer of SC; both resignations were effective on August 27, 2017.
Also effective August 27, 2017, Mahesh Aditya was elected to the Board to fill the vacancy created by the departure of Mr. Kulas. Mr. Aditya serves as Chief Operating Officer of the Company, a position he has held since May 2017.
In addition, on August 27, 2017, the Board of Directors of Santander Bank, N.A., the Company’s principal banking subsidiary (“SBNA”), appointed Madhukar Dayal as Chief Executive Officer of SBNA. Mr. Powell served as President and Chief Executive Officer and a director of SBNA since July 2015 and May 2015, respectively. Mr. Powell will continue to serve as a director and, for a limited time, President of SBNA but not as Chief Executive Officer.
Cautionary Note Regarding Forward-Looking Information
This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions, or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “anticipates,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “intends,” and similar words or phrases. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable, these statements are not guarantees of future performance and involve risks and uncertainties which are subject to change based on various important factors, some of which are beyond the Company’s control. For an additional discussion of these risks, please see Part I, Item 1A entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for 2016.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 28, 2017	SANTANDER HOLDINGS USA, INC. By: /s/ Gerard A. Chamberlain Name: Gerard A. Chamberlain Title: Senior Vice President and Senior Deputy General Counsel